SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    Form 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934




                                January 30, 2004
               --------------------------------------------------
               (Date of Report - Date of earliest event reported)





                             KERR-McGEE CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                         1-16619                       73-1612389
--------------             ------------------------          -------------------
  (State of                (Commission File Number)            (IRS Employer
Incorporation)                                               Identification No.)


           Kerr-McGee Center
        Oklahoma City, Oklahoma                                       73125
----------------------------------------                            ----------
(Address of principal executive offices)                            (Zip Code)



                                 (405) 270-1313
                         -------------------------------
                         (Registrant's telephone number)



Item 9.   Regulation FD Disclosure
               On January 30, 2004, Kerr-McGee Corporation issued a press release announcing that Dave Hager, senior vice president responsible for oil and gas exploration and production for Kerr-McGee Corporation will speak at the Credit Suisse First Boston Energy Conference at 7 a.m. MST on February 4th. Interested parties may listen to the presentation via Kerr-McGee's website at www.kerr-mcgee.com.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (c) Exhibits

          99.1 Press Release dated January 30, 2004

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   KERR-MCGEE CORPORATION


                                          By:      (John M. Rauh)
                                                   -----------------------------
                                                   John M. Rauh
                                                   Vice President and Controller

Dated: January 30, 2004